Execution Version

Exhibit 10.1

September 28, 2020

Montage Resources Corporation

122 W. John Carpenter Freeway, Suite 300

Irving, Texas 75039

Attention:  Chief Financial Officer

Re:

Third Amended and Restated Credit Agreement (such agreement, as amended, restated, amended and restated, supplemented or otherwise modified to date, the “Credit Agreement”) dated as of February 28, 2019, among Montage Resources Corporation (the “Borrower”), each of the Lenders from time to time party thereto, and Bank of Montreal as administrative agent (together with its successors in such capacity, the “Administrative Agent”).

To Whom It May Concern:

This letter relates to the Credit Agreement.  Each capitalized term not defined herein shall have the meaning assigned such term in the Credit Agreement.  All references to sections in this letter shall be to sections of the Credit Agreement unless otherwise indicated.

The Borrower has informed the Administrative Agent that it has entered into an Agreement and Plan of Merger dated as of August 12, 2020 (as amended, supplemented or otherwise modified, the “Merger Agreement”), with Southwestern Energy Company, a Delaware corporation (“Southwestern”), pursuant to which, among other things, Southwestern will acquire all of the outstanding shares of common stock of the Borrower (together with the other transactions contemplated by the Merger Agreement, the “Merger Transactions”).

Borrowing Base Redetermination Postponement

In connection with the contemplated Merger Transactions, the Borrower has informed the Administrative Agent that it desires to postpone the Scheduled Redetermination for the October 1, 2020 Scheduled Redetermination Date until on or about November 15, 2020.

The Borrower has requested that the Required Lenders postpone, and the Lenders signatory hereto, which constitute the Required Lenders, do hereby postpone, the Scheduled Redetermination for the October 1, 2020 Scheduled Redetermination Date until on or about November 15, 2020 (the “Borrowing Base Redetermination Postponement”).  The Borrowing Base Redetermination Postponement does not (a) extend to any other obligations or covenants in the Loan Documents that the Borrower or any Guarantor may have regarding any other Scheduled Redeterminations, (b) waive any rights in respect of any Interim Redetermination Dates or Optional Scheduled Redetermination Dates or (iii) constitute a maintenance of the Borrowing Base by the Required Lenders pursuant to Section 2.07(c)(iii) of the Credit Agreement.  The Borrowing Base shall remain (i) $475,000,000 until the earlier to occur of the next Scheduled Redetermination Effective Date, the next Interim Redetermination Date or the next adjustment to the Borrowing

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Base pursuant to the provisions of the Credit Agreement and (ii) subject to the provisions of the Credit Agreement, including Section 2.07 thereof.

Permitted 2015 Bond Debt Redemption

In connection with the contemplated Merger Transactions, the Borrower has informed the Administrative Agent that pursuant to Section 5.5(h) of the Merger Agreement, it must (a) send the Redemption Notice (as defined in the Merger Agreement) to the holders of the Permitted 2015 Bond Debt and (b) Redeem the Permitted 2015 Bond Debt in full.  The Borrower has requested that the Majority Lenders consent, and the Lenders signatory hereto, which constitute the Majority Lenders, do hereby consent, to (i) the Borrower’s sending of the Redemption Notice to the holders of the Permitted 2015 Bond Debt in accordance with the terms of the Merger Agreement and (ii) the Redemption of the Permitted 2015 Bond Debt in full; provided, that such Redemption occurs concurrently with the date that the Secured Obligations are Paid in Full in Cash and the Merger Transactions are consummated (and, if such Redemption does not occur at such time, it shall be subject to Section 9.04(b) of the Credit Agreement) (clauses (i) and (ii), collectively, the “Redemption Consent”).

Miscellaneous

The Borrower and each Guarantor hereby expressly (a) acknowledges the terms of this letter, (b) ratifies and affirms its obligations under, and acknowledges and renews its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly modified hereby, (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this letter, that (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.

Neither the execution by the Administrative Agent or the Lenders of this letter, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a consent or waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may occur in the future under the Credit Agreement and/or the other Loan Documents (collectively “Other Violations”).  Similarly, nothing contained in this letter shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (ii) amend or (except as expressly provided herein) alter any provision of the Credit Agreement or the other Loan Documents, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any Guarantor in the Loan Documents or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents.  Nothing in this letter shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

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This letter (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

This letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this letter and/or any document to be signed in connection with this letter and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.  The Borrowing Base Redetermination Postponement shall not become effective until the Administrative Agent receives counterparts of this letter executed by the Borrower, each Guarantor and the Lenders required to constitute the Required Lenders.  The Redemption Consent shall not become effective until the Administrative Agent receives counterparts of this letter executed by the Borrower, each Guarantor and the Lenders required to constitute the Majority Lenders.

This letter is a Loan Document as such term is defined in the Credit Agreement and failure to comply with the terms hereof shall constitute an Event of Default under the Credit Agreement.  THIS LETTER, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES.

[Signatures begin on next page.]

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If the foregoing correctly states your understanding with respect to the matters stated in this letter, please acknowledge by signing in the space provided below.

IN WITNESS WHEREOF, the parties hereto have caused this letter to be duly executed effective as of the date first written above.

Very truly yours,

BANK OF MONTREAL, as Administrative Agent

By:  /s/ Kevin Utsey

Name:Kevin Utsey

Title:Managing Director

Signature Page to Postponement and Consent

BMO HARRIS FINANCING, INC.,

as a Lender

By:  /s/ Kevin Utsey

Name:Kevin Utsey
Title:Managing Director

Signature Page to Postponement and Consent

KEYBANK NATIONAL ASSOCIATION,

as a Lender

By:  /s/ George E. McKean

Name:George E. McKean
Title:Senior Vice President

Signature Page to Postponement and Consent

CAPITAL ONE, NATIONAL ASSOCIATION,

as a Lender

By:  /s/ Christopher Kuna

Name:Christopher Kuna
Title:Senior Director

Signature Page to Postponement and Consent

BARCLAYS BANK PLC,

as a Lender

By:  /s/ Sydney G. Dennis

Name:Sydney G. Dennis
Title:Director

Signature Page to Postponement and Consent

CITIBANK, N.A.,

as a Lender

By:  /s/ Phil Ballard

Name:Phil Ballard
Title:Vice President

Signature Page to Postponement and Consent

CITIZENS BANK, N.A.,

as a Lender

By:  /s/ David Baron

Name:David Baron
Title:Vice President

Signature Page to Postponement and Consent

ROYAL BANK OF CANADA,

as a Lender

By:  /s/ Michael Sharp

Name:Michael Sharp
Title:Authorized Signatory

Signature Page to Postponement and Consent

CIT BANK, N.A.,

as a Lender

By:  /s/ John Feeley

Name:John Feeley
Title:Director

Signature Page to Postponement and Consent

TRUIST BANK,

as a Lender

By:  /s/ Benjamin L. Brown

Name:Benjamin L. Brown
Title:Director

Signature Page to Postponement and Consent

EAST WEST BANK,

as a Lender

By:  /s/ Kaylan Hopson

Name:Kaylan Hopson
Title:First Vice President

Signature Page to Postponement and Consent

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:  /s/ Michael Real

Name:Michael Real
Title:Director

Signature Page to Postponement and Consent

THE HUNTINGTON NATIONAL BANK,

as a Lender

By:  /s/ Cameron Hinojosa

Name:Cameron Hinojosa
Title:Vice President

Signature Page to Postponement and Consent

BANK OF AMERICA, N.A.,

as a Lender

By:  /s/ Greg M. Hall

Name:Greg M. Hall
Title:Vice President

Signature Page to Postponement and Consent

GOLDMAN SACHS BANK USA,

as a Lender

By:  /s/ Mahesh Mohan

Name:Mahesh Mohan
Title:Authorized Signatory

Signature Page to Postponement and Consent

BP ENERGY COMPANY,

as a Lender

By:  /s/ Mark A. Galicia

Name:Mark A. Galicia
Title:Attorney-In-Fact

Signature Page to Postponement and Consent

Accepted and Agreed to as of the

the date first written above by:

BORROWER:

MONTAGE RESOURCES CORPORATION

By:  /s/ Michael L. Hodges

Name:Michael L. Hodges

Title:Executive Vice President and Chief Financial Officer

GUARANTORS:

ECLIPSE RESOURCES I, LP

ECLIPSE GP, LLC

ECLIPSE RESOURCES – OHIO, LLC

ECLIPSE RESOURCES OPERATING, LLC

BUCKEYE MINERALS & ROYALTIES, LLC

ECLIPSE RESOURCES MIDSTREAM, LP

ECLIPSE RESOURCES MARKETING, LP

ECLIPSE RESOURCES-PA, LP

BLUE RIDGE MOUNTAIN RESOURCES, INC.

BAKKEN HUNTER, LLC

TRIAD HUNTER, LLC

HUNTER REAL ESTATE, LLC

VIKING INTERNATIONAL RESOURCES CO., INC.

By:  /s/ Michael L. Hodges

Name:Michael L. Hodges

Title:Executive Vice President and Chief Financial Officer

Signature Page to Postponement and Consent